UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2008

Item 1. Report to Stockholders.

Hodges Fund
Hodges Small Cap Fund

SEMI-ANNUAL REPORT
For the Six Months Ended
September 30, 2008

Hodges Fund

November 28, 2008

Dear Shareholder:

The market environment in 2008 has proven challenging.  Volatility in the stock market is at unprecedented levels.  Troubling conditions in the sub-prime debt market have spread to every other area of the capital markets during the past six months of the year and the housing market and consumer related industries remain weak as well.  Through the six months ending September 30, 2008, the Hodges Fund’s (HDPMX) return amounted to -16.94% compared to the return on the S&P 500 of -10.87%.  Relative performance during the past six months was adversely impacted by the fund’s exposure to energy, infrastructure, and basic materials, which are all sectors that we feel exhibits solid long-term fundamentals.  Given the looming credit crunch and challenging consumer spending outlook at the beginning of 2008, our bottom’s up approach to stock picking signaled many energy and infrastructure companies as having the best prospects for earnings growth and pricing power.  However, as the economic conditions worsened throughout the year, these stocks finally started to decline in September due to worries about demand destruction and credit uncertainty.  Two examples of individual stocks are Transocean Inc. (RIG) and United States Steel Corp (X), which are top holdings that declined 29% and 39%, respectively during the six months ending September 30, 2008.

Average Annual Total Return
through September 30, 2008

	Hodges Fund	S&P 500
Six Months	-16.94%	-10.87%
One year	-29.14%	-21.98%
Three year	-0.71%	0.22%
Five year	10.00%	5.17%
Ten year	7.67%	3.06%
Since Inception (10/9/92)	3.06%	8.94%

Expense Ratio: 1.37%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 811-0224. The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Fund

Conditions weigh heavily on U.S. equity markets as well as many international markets.  While we spend little time attempting to forecast MACRO-economic conditions, we believe the recent decline in equity markets have already priced in a significant economic slow down for the remainder of the year.  There appear to be many culprits for the recent market weakness including negative investor perception and an uncertain political climate, but the number one factor we see taking the market down has been the de-leveraging of many large institutions and hedge funds.  We strongly feel these forced liquidations are occurring primarily because partners were notifying managers in September that they would be withdrawing funds at year end.  We believe this massive de-leveraging trade is the primary perpetrator in the recent market weakness.

In spite of that, we are somewhat encouraged with the outlook going forward.  The PE-multiples of stocks we own are low and having gone through these types of sell-offs in the past, we are confident the stocks that may lead us out of the down trend will be the stocks that were strongest before the sell-off began.  We ask ourselves is it the companies that are the problem or the market?  We believe it to be the market.  We currently favor industries such as energy, especially deep water drillers, and basic industry, and infrastructure materials, including steel and cement.  Our largest positions in the fund are Burlington Northern, Transocean, AMR Corp, Devon Energy, Union Pacific, Continental Airlines, Chesapeake Energy, Schlumberger, Commercial Metals, and Cummins.

While equity markets may remain volatile for the remainder of the year, we have found no shortage of investments that appear attractive with good risk/reward characteristics.  An important factor we look for is pricing power, which is the ability to maintain or increase the price charged to the consumers for goods and services.  Companies and sectors with strong pricing power and high barriers to entry tend to do well.  Cash flow and earnings momentum are additional factors we seek.

Hodges Fund

Thank you for your investment in the Hodges Fund. We take our responsibility seriously and can assure you of our very best efforts.  Feel free to contact us directly if we can address any of your specific questions or comments.

Sincerely,

Don W. Hodges	Craig D. Hodges
Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Don Hodges and Craig Hodges and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Fund’s holdings. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quasar Distributors, LLC, Distributor, (11/08)

Hodges Fund

SECTOR ALLOCATION At September 30, 2008 (Unaudited)

EXPENSE EXAMPLE For the Six Months Ended September 30, 2008 (Unaudited)

As a shareholder of the Hodges Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/08-9/30/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Fund

Hodges Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2008 (Unaudited) (Continued)

invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/08	Value 9/30/08	4/1/08 – 9/30/08*
Actual	$1,000	$ 831	$6.15
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.78

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.34% multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 95.3%

Aerospace & Defense: 2.4%
220,000	The Boeing Co.	$12,617,000

Airlines: 9.7%
2,000,000	AMR Corp.	19,640,000
1,050,000	Continental
	Airlines, Inc.*	17,514,000
1,000,000	Southwest
	Airlines Co.	14,510,000
		51,664,000
Auto Components: 0.3%
188,571	Westport
	Innovations, Inc.*	1,723,539

Automobiles: 2.3%
1,300,000	General
	Motors Corp.	12,285,000

Capital Markets: 1.5%
72,400	Penson
	Worldwide, Inc.*	1,004,188
710,000	U.S. Global Investors,
	Inc. - Class A	7,135,500
		8,139,688
Chemicals: 1.2%
50,000	Potash Corp.	6,600,500

Commercial Services & Supplies: 1.3%
1,000,000	A.T. Cross Co. -
	Class A*1	6,730,000

Communications Equipment: 2.1%
500,000	Cisco Systems, Inc.*	11,280,000

Construction Materials: 2.7%
350,000	Texas Industries, Inc.	14,301,000

Crude Petroleum & Natural Gas: 1.2%
135,000	GMX Resources, Inc.	6,453,000

Electronic Equipment & Instruments: 0.8%
588,100	Napco Security
	Systems, Inc.*	1,723,133
992,500	Wireless Ronin
	Technologies,
	Inc.*1	2,362,150
		4,085,283
Energy Equipment & Services: 14.5%
400,000	Atwood
	Oceanics, Inc.*	14,560,000
195,000	Bristow Group, Inc.	6,598,800
255,000	Halliburton Co.	8,259,450
200,000	Helmerich &
	Payne, Inc.	8,638,000
60,000	National-Oilwell,
	Inc.*	3,013,800
200,000	Schlumberger Ltd.	15,618,000
190,000	Transocean, Inc.*	20,869,600
		77,557,650
Food & Staples Retailing: 4.8%
160,000	Costco
	Wholesale Corp.	10,388,800
360,000	PriceSmart, Inc.	6,026,400
150,000	Wal-Mart Stores, Inc.	8,983,500
		25,398,700
Food Products: 2.5%
300,000	Cal-Maine Foods, Inc.	8,232,000
550,830	Rocky Mountain
	Chocolate
	Factory, Inc.1,2	5,018,061
		13,250,061
Hotels, Restaurants & Leisure: 4.3%
190,000	CBRL Group, Inc.	4,997,000
1,000,000	Krispy Kreme
	Doughnuts, Inc.*	3,300,000
1,000,000	Luby’s, Inc.*	8,040,000
430,000	Starbucks Corp.*	6,394,100
		22,731,100
Household Durables: 0.0%
32,000	Dixie Group, Inc.*	235,200

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2008 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 95.3% (Continued)

Household Products: 1.7%
130,000	Procter &
	Gamble Co.	$9,059,700

Industrial Conglomerates: 1.0%
200,000	General Electric Co.	5,100,000

Insurance: 0.6%
750,000	American
	International
	Group, Inc.	2,497,500
100,000	Hallmark Financial
	Services, Inc.*	909,000
		3,406,500
Machinery: 6.3%
125,000	Caterpillar, Inc.	7,450,000
340,000	Cummins, Inc.	14,864,800
50,000	Joy Global, Inc.	2,257,000
360,000	Trinity
	Industries, Inc.	9,262,800
		33,834,600
Marine: 1.7%
255,000	DryShips, Inc.	9,049,950

Media: 0.6%
5,600,000	Sirius Xm
	Radio, Inc.*	3,192,000

Metals & Mining: 5.5%
900,000	Commercial
	Metals Co.	15,201,000
200,000	Northwest Pipe Co.*	8,724,000
70,000	United States
	Steel Corp.	5,432,700
		29,357,700
Oil, Gas & Consumable Fuels: 12.3%
480,000	Chesapeake
	Energy Corp.	17,212,800
170,000	ConocoPhillips	12,452,500
100,000	Continental
	Resources, Inc.*	3,923,000
400,100	Cubic Energy, Inc.*	860,215
200,000	Devon Energy Corp.	18,240,000
100,000	Exxon Mobil Corp.	7,766,000
60,000	Petroleo Brasileiro
	SA - ADR	2,637,000
60,000	Suncor Energy, Inc.	2,528,400
		65,619,915
Personal Products: 0.2%
400,900	Female Health Co.*	1,202,700

Pharmaceuticals: 1.3%
100,000	Johnson & Johnson	6,928,000

Real Estate Investment Trusts: 0.0%
64,244	Thornburg
	Mortgage, Inc.	112,427

Road & Rail: 8.2%
230,000	Burlington Northern
	Santa Fe Corp.	21,258,900
50,000	Kansas City Southern	2,218,000
256,000	Union Pacific Corp.	18,216,960
200,000	YRC
	Worldwide, Inc.*	2,392,000
		44,085,860
Specialty Retail: 1.3%
205,000	Jos A. Bank
	Clothiers, Inc.*	6,888,000

Textiles, Apparel & Luxury Goods: 1.5%
2,300,000	Crocs, Inc.*	8,234,000

Transportation Infrastructure: 1.5%
370,000	Aegean Marine
	Petroleum
	Network, Inc.	8,269,500

TOTAL COMMON STOCKS
(Cost $594,621,735)		509,392,573

PARTNERSHIPS & TRUSTS: 3.5%
325,000	Mesabi Trust	6,288,750
338,500	Texas Pacific
	Land Trust	12,659,900
		18,948,650
TOTAL PARTNERSHIPS & TRUSTS
(Cost $16,698,344)		18,948,650

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at September 30, 2008 (Unaudited) (Continued)

Contracts
(100 Shares per Contract)		Value

CALL OPTIONS PURCHASED: 0.5%
2,000	AMR Corp.
	Expiration: January,
	2009, Exercise
	Price: $20.00	$125,000
500	Dell, Inc.
	Expiration: January,
	2009, Exercise
	Price: $22.50	15,250
500	International Business
	Machines Corp.
	Expiration: January,
	2009, Exercise
	Price: $90.00	1,402,500
300	Schlumberger Ltd.
	Expiration: January,
	2009, Exercise
	Price: $80.00	241,500
500	United States
	Steel Corp.
	Expiration: April,
	2009, Exercise
	Price: $95.00	517,500
500	YRC Worldwide, Inc.
	Expiration: January,
	2009, Exercise
	Price: $15.00	177,500
TOTAL CALL OPTIONS PURCHASED
(Cost $7,336,850)		2,479,250

Shares
SHORT-TERM INVESTMENT: 0.7%
3,630,771	Fidelity Institutional
	Money Market
	Fund	3,630,771

TOTAL SHORT-TERM INVESTMENT
(Cost $3,630,771)		3,630,771

TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $622,287,700)		534,451,244
Other Assets in Excess
of Liabilities: 0.0%		52,193
TOTAL NET ASSETS: 100.0%		$534,503,437

*	Non-income producing security.
ADR - American Depository Receipt.
1	Affiliated Company as defined by the Investment Company Act of 1940. See Note 6 in Notes to Financial Statements.
2	A portion of this security may be considered illiquid. As of September 30, 2008, the value of this investment was $5,081,061 or 0.9% of total net assets. See Note 2H in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2008 (Unaudited)

ASSETS
Investments in securities of unaffiliated issuers,
(cost $602,183,474)	$520,341,033
Investments in securities of affiliated issuers,
(cost $20,104,226) (Note 6)	14,110,211
Total investments, at value
(cost $622,287,700) (Note 2)	534,451,244
Receivables:
Investment securities sold	5,136,591
Fund shares sold	1,338,453
Dividends and interest	314,429
Prepaid expenses	18,521
Total assets	541,259,238

LIABILITIES
Payables:
Due to custodian	762,691
Investment securities purchased	168,750
Fund shares redeemed	4,762,244
Investment advisory fees	426,993
Administration fees	25,201
Custody fees	2,986
Distribution fees	395,277
Fund accounting fees	19,870
Transfer agent fees	131,200
Chief Compliance Officer fees	2,238
Other accrued expenses	58,351
Total liabilities	6,755,801
NET ASSETS	$534,503,437

Net asset value, offering price and redemption price per share
($534,503,437/26,146,940 shares outstanding; unlimited
number of shares authorized without par value)	$20.44

COMPONENTS OF NET ASSETS
Paid-in capital	616,809,769
Accumulated net investment loss	(449,171)
Accumulated net realized gain on investments and options	5,979,295
Net unrealized depreciation on investments and options	(87,836,456)
Net assets	$534,503,437

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2008 (Unaudited)

INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $1,627 foreign withholding tax)	$3,335,118
Dividends from affiliated investments	110,166
Interest	34,775
Total investment income	3,480,059

EXPENSES (Note 3)
Investment advisory fees	2,847,912
Distribution fees	837,621
Transfer agent fees	396,547
Administration fees	167,524
Fund accounting fees	58,715
Registration fees	51,051
Reports to shareholders	42,323
Interest expense (note 7)	31,890
Custody fees	16,006
Audit fees	12,854
Legal fees	10,094
Trustee fees	9,691
Miscellaneous expenses	8,900
Insurance expense	3,901
Chief Compliance Officer fees	3,324
Total expenses	4,498,353
Net investment loss	(1,018,294)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain on unaffiliated
investments and options	7,384,322
Change in net unrealized depreciation
on investments and options	(121,201,049)
Change in net unrealized
depreciation on options written	(12,246)
Net realized and unrealized loss
on investments and options	(113,828,973)
Net decrease in net assets
resulting from operations	$(114,847,267)

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year
	September 30, 2008	Ended
	(Unaudited)	March 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,018,294)	$(2,143,260)
Net realized gain (loss) on unaffiliated
investments and options	7,384,322	(155,817)
Change in net unrealized depreciation
on investments and options	(121,201,049)	(50,885,608)
Change in net unrealized appreciation
(depreciation) on options written	(12,246)	12,246
Net decrease in net assets
resulting from operations	(114,847,267)	(53,172,439)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(18,164,058)
Total distributions to shareholders	—	(18,164,058)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a) (b)	28,034,899	75,706,860
Total increase (decrease)
in net assets	(86,812,368)	4,370,363

NET ASSETS
Beginning of period/year	621,315,805	616,945,442
End of period/year	$534,503,437	$621,315,805
Undistributed (accumulated)
net investment income (loss)	$(449,171)	$569,123

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year
	September 30, 2008		Ended
	(Unaudited)		March 31, 2008
	Shares	Value	Shares	Value
Shares sold	4,545,172	$117,503,110	9,737,124	$274,711,157
Shares issued
in reinvestment
of distributions	—	—	654,957	17,788,630
Shares redeemed (b)	(3,640,944)	(89,468,211)	(8,024,893)	(216,792,927)
Net increase	904,228	$28,034,899	2,367,188	$75,706,860

(b)	Net of redemption fees of $238,039 and $187,269, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended		Year Ended March 31,
	September 30,
	2008#		2008	2007	2006	2005	2004
Net asset value,
beginning of period/year	$24.61		$26.97	$25.64	$20.30	$17.52	$8.53

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss	(0.04)		(0.09)	(0.05)	(0.04)	(0.12)	(0.16)
Net realized and
unrealized gain (loss)
on investments	(4.14)		(1.58)	2.39	6.28	3.01	9.15
Total from
investment operations	(4.18)		(1.67)	2.34	6.24	2.89	8.99

LESS DISTRIBUTIONS:
From net realized gain	—		(0.70)	(1.02)	(0.90)	(0.11)	—
Paid-in capital from
redemption fees
(Note 2)	0.01		0.01	0.01	0.00 *	0.00 *	0.00 *
Net asset value,
end of period/year	$20.44		$24.61	$26.97	$25.64	$20.30	$17.52
Total return	(16.94)	%^	(6.40)%	9.36%	31.42%	16.52%	105.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$534.5		$621.3	$616.9	$485.7	$97.9	$48.0
Ratio of expenses
to average net assets	1.34	%+	1.37%	1.42%	1.47%	1.68%	1.75%
Ratio of net investment loss
to average net assets	(0.30	)%+	(0.31)%	(0.20)%	(0.39)%	(0.94)%	(1.43)%
Portfolio turnover rate	33	%^	73%	62%	51%	46%	93%

#	Unaudited
*	Amount is less than $0.01.
^	Not Annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

November 28, 2008

Dear Shareholder:

Through the six months ending September 30, 2008, the Hodges Small Cap Fund’s (HDPSX)  return amounted to -13.17% compared to the return on the Russell 2000 of -0.54%. While the fund has stayed nearly fully invested, this period was especially difficult for the Hodges Small Cap Fund as broad weakness was experienced across multiple sectors in which the Fund is invested.  The Fund’s negative relative performance during this six month period largely reflected an overweight exposure to energy and infrastructure related stocks.  Given the looming credit crunch and challenging consumer spending outlook at the beginning of 2008, our bottom’s up approach to stock picking signaled many energy and infrastructure companies as having the best prospects for earnings growth and pricing power.  However, as the economic conditions worsened throughout the year, these stocks finally started to decline in September due to worries about demand destruction and credit uncertainty.  Two examples of individual stocks are Atwood Oceanic (ATW) and Dry Ships (DRYS), which are top holdings that declined 31% and 50%, respectively during the six months ending September 30, 2008.  Year-to-date the Fund’s return amounted to -15.49% compared to the Russell 2000 index return of -10.38%.

Returns as of 9/30/08

	Calendar	Six Months Ended	Since Inception*
	YTD	09-30-08	12-18-07
Hodges Small Cap Fund	-15.49%	-13.17%	-17.60%
Russell 2000 Index	-10.38%	-0.54%	-8.05%

Gross Expense Ratio: 1.94%
Net Expense Ratio: 1.40%**

*	Performance shown for periods of less than one year is cumulative.
**	The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses indefinitely. This figure excludes Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so than an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224, or visiting www.hodgessmallcapfund.com. The Fund imposes a 1.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total return would be reduced. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Hodges Small Cap Fund

Though the past six months have proved to be a challenging period for financial markets, the Hodges Small Cap Fund’s portfolio management team has been focused on implementing what we believe to be a sound long-term investment strategy. As troubling conditions in the credit market spread to other areas of the capital markets, overall economic confidence has dipped to its lowest levels in more than a decade. De-leveraging throughout the financial system continues to weigh heavily on U.S. and global equity markets, as well as the debt and commodity markets. While we spend little time attempting to forecast macro-economic conditions, we believe the recent decline in equity markets has been exaggerated due to capital liquidations from de-leveraging and unusual volatility.  While the ongoing credit crunch and forced liquidations may result in turbulent market conditions for the foreseeable future, we are taking a deep breath and focusing on fundamentally sound companies with a history of solid earnings that are trading at attractive valuations. If the historical significance of other panic declines is any guide, we believe the current market turmoil will create opportunities for long-term wealth creation for those investors that can look past short-term market swings and overcome emotions.

While equity markets may remain volatile for the foreseeable future as risk is repriced in response to ever-changing global economic conditions, we are finding no shortage of attractive investments with good risk/reward characteristics.  In addition, we believe most sectors of the market have become undervalued as the prospects for slower earnings growth and a sluggish U.S. economy in 2009 are largely reflected in today’s stock prices. As fear and market volatility persist, we believe such conditions represent a timely opportunity for picking small cap stocks, which are more likely to be overlooked or misunderstood.  As a result, we are concentrating on individual stocks that have strong fundamentals and could be the best positioned to see a recovery once financial markets stabilize.  In addition, the Hodges Small Cap Fund has used the recent market turbulence as an opportunity to increase our positions in holdings where we have the strongest convictions. We remain over-weighted in industries such as energy and infrastructure, but are now finding opportunities across a broader number of sectors where irrational selling has brought current valuations to a point that appears to ignore long-term potential.  Most recently, we have found new opportunities in the privatized prison industry, a commercial cooking equipment manufacturer, the healthcare services industry, and food production.  As of September 30, 2008, our top 10 holdings were Trinity Industries, Inc. (TRN), Dryships Inc. (DRYS), Texas Pacific Land Trust (TPL), Continental Airlines, Inc. (CAL), Atwood Oceanics (ATW), GMX

Hodges Small Cap Fund

Resources (GMXR), CBRL Group (CBRL), Westport Innovations (WPIVF), AMR Corp (AMR), and Sport Supply Group (RBI).

Looking ahead, you should know that our portfolio managers and analysts are hard at work studying companies, meeting with management teams, observing trends, and attempting to navigate through the daily noise surrounding today’s financial markets.  Like you, all of our portfolio managers are significant shareholders in the Hodges Small Cap Fund.  If we can assist you in any way, please let us know.

Sincerely,

Craig D. Hodges	Don W. Hodges
Co-Portfolio Manager	Co-Portfolio Manager

Gary Bradshaw	Eric J. Marshall, CFA
Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Craig Hodges, Don Hodges, Gary Bradshaw and Eric Marshall and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Mutual fund investing involves risk. Principal loss is possible. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The fund may also make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Fund’s holdings.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Quasar Distributors, LLC, Distributor, (11/08)

Hodges Small Cap Fund

SECTOR ALLOCATION At September 30, 2008 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2008 (Unaudited)

As a shareholder of the Hodges Small Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/08 - 9/30/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Fund

Hodges Small Cap Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2008 (Unaudited) (Continued)

invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/08	Value 9/30/08	4/1/08 – 9/30/08*
Actual	$1,000	$ 868	$6.56
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.08

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.40% (reflecting fees and waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at September 30, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 92.7%

Airlines: 6.9%
50,000	AMR Corp.	$491,000
30,000	Continental
	Airlines, Inc.*	500,400
		991,400
Auto Components: 3.5%
55,000	Westport
	Innovations, Inc.*	502,700

Commercial Services & Supplies: 1.9%
40,000	A.T. Cross Co. -
	Class A*	269,200

Crude Petroleum & Natural Gas: 4.7%
14,000	GMX Resources, Inc.	669,200

Electronic Equipment & Instruments: 4.6%
15,000	Baldor Electric Co.	432,150
95,000	Wireless Ronin
	Technologies, Inc.*	226,100
		658,250
Energy Equipment & Services: 7.5%
20,000	Atwood
	Oceanics, Inc.*	728,000
10,000	Bristow Group, Inc.	338,400
		1,066,400
Food Products: 6.6%
8,000	Cal Maine Foods, Inc.	219,520
50,000	Pilgrim’s Pride Corp.	124,500
25,000	Pricesmart, Inc.	418,500
20,000	Rocky Mountain
	Chocolate
	Factory, Inc.1	182,200
		944,720
Health Care Providers & Services: 1.7%
8,000	Emergency Medical
	Services Corp.*	239,040

Hotels, Restaurants & Leisure: 9.2%
22,000	CBRL Group, Inc.	578,600
125,000	Krispy Kreme
	Doughnuts, Inc.*	412,500
40,000	Luby’s, Inc.*	321,600
		1,312,700
Household Durables: 1.7%
15,000	Centex Corp.	243,000

Insurance: 1.9%
16,000	Perot Systems Corp.*	277,600

Internet & Catalog Retail: 3.1%
40,000	Sport Supply
	Group, Inc.	440,000

IT Services: 1.6%
25,000	Hallmark Financial
	Services, Inc.*	227,250

Machinery: 11.9%
20,000	Alamo Group, Inc.	341,000
8,000	CIRCOR
	International, Inc.	347,440
5,000	Hurco
	Companies, Inc.*	147,850
4,000	Middleby Corp.*	217,240
25,000	Trinity
	Industries, Inc.	643,250
		1,696,780
Marine: 6.2%
13,500	Dryships, Inc.	479,115
10,000	Genco Shipping &
	Trading Ltd.	332,400
2,000	Kirby Corp.*	75,880
		887,395
Metals & Mining: 3.0%
25,000	Commercial
	Metals, Co.	422,250

Oil, Gas & Consumable Fuels: 8.4%
22,000	Alon USA
	Energy, Inc.	296,560
175,000	Cubic Energy, Inc.*	376,250
7,000	Encore
	Acquisition Co.*	292,460

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at September 30, 2008 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS: 92.7% (Continued)

Oil, Gas & Consumable Fuels: 8.4% (Continued)
25,000	Parallel
	Petroleum Corp.*	$235,500
		1,200,770
Real Estate: 1.2%
15,000	Capstead
	Mortgage Corp.	164,250

Road & Rail: 2.1%
25,000	YRC Worldwide, Inc.*	299,000

Specialty Retail: 1.2%
20,000	Sally Beauty
	Holdings, Inc.*	172,000

Textiles, Apparel & Luxury Goods: 2.6%
6,000	Crocs, Inc.*	214,800
8,000	G-III Apparel
	Group Ltd.*	149,680
		364,480
Transportation Infrastructure: 1.2%
8,000	Aegean Marine
	Petroleum
	Network, Inc.	178,800
TOTAL COMMON STOCKS
(Cost $16,286,394)		13,227,185

PARTNERSHIP & TRUST: 3.4%
13,000	Texas Pacific
	Land Trust	486,200
TOTAL PARTNERSHIP & TRUST
(Cost $523,170)		486,200

Shares
SHORT-TERM INVESTMENT: 0.8%
108,987	Fidelity Institutional
	Money Market
	Fund	108,987
TOTAL SHORT-TERM INVESTMENT
(Cost $108,987)		108,987

TOTAL INVESTMENTS
IN SECURITIES: 96.9%
(Cost $16,918,551)		13,822,372
Other Assets in Excess
of Liabilities: 3.1%		445,362
TOTAL NET ASSETS: 100.00%		$14,267,734

*	Non-income producing security.
1	A portion of this security may be considered illiquid. As of September 30, 2008, the value of this investment was $182,200 or 1.3% of total net assets. See Note 2H in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2008 (Unaudited)

ASSETS
Investments in securities, (cost $16,918,551)	$13,822,372
Receivables:
Investment securities sold	884,649
Fund shares sold	71,387
Dividends and interest	8,858
Prepaid expenses	25,471
Total assets	14,812,737

LIABILITIES
Payables:
Due to custodian	47,865
Investment securities purchased	453,059
Fund shares redeemed	11,334
Investment advisory fees	4,809
Administration fees	673
Custody fees	203
Distribution fees	8,233
Transfer agent fees	3,630
Other accrued expenses	15,197
Total liabilities	545,003
NET ASSETS	$14,267,734
Net asset value, offering price and redemption price per share
($14,267,734/1,731,999 shares outstanding; unlimited
number of shares authorized without par value)	$8.24

COMPONENTS OF NET ASSETS
Paid-in capital	17,346,936
Accumulated net investment loss	(20,635)
Accumulated net realized gain on investments	37,612
Net unrealized depreciation on investments	(3,096,179)
Net assets	$14,267,734

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2008 (Unaudited)

INVESTMENT INCOME
Dividends	$74,465
Interest	5,300
Total investment income	79,765

EXPENSES (Note 3)
Investment advisory fees	60,957
Distribution fees	17,929
Transfer agent fees	13,291
Registration fees	13,140
Miscellaneous	9,734
Audit fees	8,216
Reports to shareholders	5,271
Administration fees	3,586
Trustee fees	3,230
Legal fees	2,096
Fund accounting fees	1,377
Chief Compliance Officer fees	1,180
Custody fees	844
Insurance expense	732
Total expenses	141,583
Less: fees waived	(41,183)
Net expenses	100,400
Net investment loss	(20,635)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain on investments and options	206,740
Change in net unrealized depreciation on investments	(2,987,949)
Net realized and unrealized loss on investments	(2,781,209)
Net decrease in net assets
resulting from operations	$(2,801,844)

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2008	Period Ended
	(Unaudited)	March 31, 2008*
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(20,635)	$(7,879)
Net realized gain (loss) on investments	206,740	(185,664)
Net increase from payments by affiliates
on the disposal of investments in
violation of restrictions	—	16,536
Change in net unrealized depreciation
on investments and options	(2,987,949)	(108,230)
Net decrease in net assets
resulting from operations	(2,801,844)	(285,237)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets
derived from net change
in outstanding shares (a) (b)	7,645,653	9,709,162
Total increase in net assets	4,843,809	9,423,925

NET ASSETS
Beginning of period	9,423,925	—
End of period	$14,267,734	$9,423,925
Accumulated net investment loss	$(20,635)	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year
	September 30, 2008		Ended
	(Unaudited)		March 31, 2008*
	Shares	Value	Shares	Value
Shares sold	965,169	$9,911,085	1,018,053	$9,938,267
Shares redeemed (b)	(226,326)	(2,265,432)	(24,897)	(229,105)
Net increase	738,843	$7,645,653	993,156	$9,709,162

*	Fund commenced operations on December 18, 2007.
(b)	Net of redemption fees of $5,457 and $206, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months Ended		Period Ended
	September 30,		March 31,
	2008		2008*
Net asset value, beginning of period	$9.49		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)		(0.01)
Net realized and unrealized loss on investments	(1.24)		(0.52)
Net increase from payments by affiliates
on the disposal of investments in
violation of restrictions (Note 3)	—		0.02
Total from investment operations	(1.25)		(0.51)
Paid-in capital from redemption fees (Note 2)	0.00	**	0.00	**
Net asset value, end of period	$8.24		$9.49
Total return	(13.17	)%^	(5.10	)%^1

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$14.3		$9.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.97	%+	2.88	%+
After fees waived and expenses absorbed	1.40	%+	1.40	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.86	)%+	(1.86	%)+
After fees waived and expenses absorbed	(0.29	)%+	(0.38	%)+
Portfolio turnover rate	57	%^	23	%^

*	Fund commenced operations on December 18, 2007
**	Amount is less than $0.01.
^	Not Annualized.
1
Includes advisor reimbursement by affiliates from net realized loss on investments on the disposal of investments in violation of restrictions.  Excluding this effect, the total return would have been (5.30)%.

+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Hodges Fund and Hodges Small Cap Fund (the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Hodges Fund and Hodges Small Cap Fund commenced operations on October 9, 1992 and December 18, 2007, respectively.

The investment objective of the Hodges Fund is long-term capital appreciation.  The Hodges Fund primarily invests in common stocks of domestic companies of any market capitalization, from larger well-established companies to smaller, emerging growth companies.  The investment objective of the Hodges Small Cap Fund is long-term capital appreciation.  The Hodges Small Cap Fund invests at least 80% of its net assets in the stocks of small capitalization companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Short term securities that have maturities of less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options written by the Funds are generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.  Options that are purchased by the Funds are generally valued at the last sale price or, in the absence of the last sale price, the mean of the quoted bid and asked prices.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2008, the Funds did not hold fair valued securities.

B.
Federal Income Taxes.  Each Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first in, first out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

E.
Options Contracts.  Each Fund may purchase call and put options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  Each Fund may write (sell) covered call and put options on securities, securities indices and currencies in which it may invest.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium is subtracted from the cost of the purchase of the underlying security in determining whether a Fund has realized a gain or loss.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The activity in options written during the six months ended September 30, 2008 is as follows:

			Hodges
	Hodges Fund		Small Cap Fund
		Premiums		Premiums
	Contracts	Received	Contracts	Received
Options outstanding,
beginning of period	100	$329,746	—	$—
Options written	7,400	1,399,874	650	56,990
Options exercise	—	—	—	—
Options expired	(7,000)	(355,150)	(400)	(19,495)
Options closed	(500)	(1,374,470)	(250)	(37,495)
Options outstanding,
end of period	—	$—	—	$—

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Hodges Fund and Hodges Small Cap Fund charge a 2.00% and 1.00% redemption fee, respectively, on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

At September 30, 2008, the Hodges Fund had investments in illiquid securities with a total value of $5,018,061 or 0.9% of total net assets.

	Shares	Dates Acquired	Cost Basis
Rocky Mountain
Chocolate Factory, Inc.	550,830	3/04 - 5/07	$6,708,461

At September 30, 2008, the Hodges Small Cap Fund had investments in illiquid securities with a total value of $182,200 or 1.3% of total net assets.

	Shares	Dates Acquired	Cost Basis
Rocky Mountain
Chocolate Factory, Inc.	20,000	1/08 - 9/08	$216,321

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

I.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

J.
New Accounting Pronouncements.  Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of September 30, 2008, open Federal and Massachusetts tax years for the Hodges Fund include the tax years ended March 31, 2006 through March 31, 2008.  Open Federal and Massachusetts tax years for the Hodges Small Cap Fund include the tax year ended March 31, 2008  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year-end March 31, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds have adopted FAS 157 effective June 30, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities
Level 2 –	Other significant inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Hodges Fund

FAS 157-Summary of Fair Value Disclosure at September 30, 2008

		Investments	Other Financial
Description		in securities	Instruments*
Level 1 –	Quoted Prices	$534,451,244	$0
Level 2 –	Other significant
	observable inputs	0	0
Level 3 –	Significant
	observable inputs	0	0
Total		$534,451,244	$0

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

Hodges Small Cap Fund

FAS 157-Summary of Fair Value Disclosure at September 30, 2008

		Investments	Other Financial
Description		in securities	Instruments*
Level 1 –	Quoted Prices	$13,822,372	$0
Level 2 –	Other significant
	observable inputs	0	0
Level 3 –	Significant
	observable inputs	0	0
Total		$13,822,372	$0

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards an swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of each Fund.  For the six months ended September 30, 2008, the Hodges Fund and Hodges Small Cap Fund incurred $2,847,912 and $60,957, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit the Hodges Small Cap Fund’s expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses so that

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

its ratio of expenses to average net assets will not exceed 1.40%.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Hodges Small Cap Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  The Hodges Small Cap Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  For the six months ended September 30, 2008, the Advisor waived $41,183 in fees for the Hodges Small Cap Fund.  The Advisor may recapture portions of all waived fees no later than the dates stated below:

	March 31, 2011	March 31, 2012
Hodges Small Cap Fund	$30,379	$41,183

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The Administrator receives a monthly fee at the following annual rates, allocated in aggregate across both Funds:

First $750 million	0.05% of average daily net assets
Next $750 million	0.04% of average daily net assets
Over $1.5 billion	0.03% of average daily net assets

For the six months ended September 30, 2008, the Hodges Fund and Hodges Small Cap Fund incurred $167,524 and $3,586 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2008, the Hodges Fund and Hodges Small Cap Fund were allocated $3,324 and $1,180 of the Trust’s Chief Compliance Officer fee, respectively.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, no reimbursement for specific expenses incurred.  For the six months ended September 30, 2008, the Hodges Fund and Hodges Small Cap Fund incurred $837,621 and $17,929 in distribution fees, respectively.

For the six months ended September 30, 2008, First Dallas Securities, an affiliate of the Advisor, received $282,041 and $25,022 in brokerage commissions with respect to the Hodges Fund’s and the Hodges Small Cap Fund’s portfolio transactions, respectively.

U.S. Bank, N.A. serves as the Funds’ custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Hodges Fund, excluding short-term investments, for the six months ended September 30, 2008, were $233,981,245 and $211,972,209, respectively.

The cost of purchases and proceeds from the sales of securities for the Hodges Small Cap Fund, excluding short-term investments, for six months ended September 30, 2008, were $15,106,098 and $7,612,125, respectively.

There were no purchases or sales of U.S. Government obligations for either Fund the six months ended September 30, 2008.

The cost basis of investments for federal income tax purposes at September 30, 2008 was as follows:

		Hodges
	Hodges Fund	Small Cap Fund
Cost of investments	$627,345,209	$16,918,551
Gross tax unrealized appreciation	46,778,848	268,824
Gross tax unrealized depreciation	(139,672,813)	(3,365,003)
Net tax unrealized depreciation	$(92,893,965)	$(3,096,179)

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2008 and the fiscal year ended 2008 for the Fund was as follows:

Hodges Fund
	September 30, 2008	March 31, 2008
Distributions paid from:
Long-term capital gain*	$—	$5,875,252
Ordinary income	—	12,288,806

*	Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

For the fiscal period ended March 31, 2008 and the six months ended September 30, 2008, there were no distributions for the Hodges Small Cap Fund.

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Hodges
	Hodges Fund	Small Cap Fund
Net tax unrealized
appreciation/(depreciation)	$28,307,084	$(108,230)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	4,221,605	—
Total distributable earnings	4,221,605	—
Other accumulated gains/(losses)	12,246	(169,128)
Total accumulated earnings	$32,540,935	$(277,358)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, limited partnership income, and grantor trust distributions.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund.  As of September 30, 2008, the market value of all securities of affiliated companies held in the Hodges Fund amounted to

Hodges Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2008 (Unaudited) (Continued)

$14,110,211, representing 2.6% of net assets.  For the period ended September 30, 2008, the Hodges Fund had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance			Value
	March			September			September
	31,			30,	Realized	Dividend	30,	Acquisition
	2008	Purchases	Sales	2008	Loss	Income	2008	Cost
A.T.
Cross Co.	950,000	50,000	—	1,000,000	$—	$—	$6,730,000	$8,360,755

Rocky
Mountain
Chocolate
Factory, Inc.	550,830	—	—	550,830	$—	$110,166	$5,018,061	$6,708,461

Wireless
Ronin
Technologies,
Inc.	842,500	150,000	—	992,500	$—	$—	$2,362,150	$5,035,010

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Hodges Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  For the six months ended September 30, 2008, the average interest rate on the outstanding principal amount was 5.02%.  Advances are not collateralized by a first lien against the Fund’s assets.  During the six months ended September 30, 2008, the Hodges Fund had an outstanding average daily loan balance of $266,191.  The maximum amount outstanding for the current lending agreement during that period was $3,410,000.  Interest expense amounted to $31,890 for the Hodges Fund.  At September 30, 2008, the Hodges Fund did not have a loan payable balance.  During the six months ended September 30, 2008 the Hodges Small Cap Fund was approved for a line of credit of $3,000,000, but did not have any borrowing activity.

Hodges Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224 and on the Funds’ website at www.hodgesfund.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ From N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedule of portfolio holdings is posted on their website at www.hodgesfund.com within ten business days after calendar quarter end along with the Hodges Fund’s monthly Top 25 Holdings and the Hodges Small Cap Fund’s monthly Top 10 Holdings.

Hodges Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 14, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Hodges Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting, and at a prior meeting held on June 23, 2008, the Board received and reviewed substantial information regarding the Hodges Fund (the “Fund”), the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Hodges Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was above the median of its peer group for all relevant periods.  The Board particularly noted the Fund’s first quartile performance ranking for all relevant time periods.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  The Trustees noted that both the Fund’s advisory fee and total expense ratio were marginally above its peer group median, although the advisory fee was in line with the fees charged by Hodges to its other investment management clients.  The Board noted that Hodges had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  In this regard, the Board noted that the Fund’s expense ratio has come down as the Fund’s assets have grown.  The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees also discussed and considered the fall out benefits that Hodges may receive from the Fund as a result of its affiliated broker dealer – First Dallas Securities – selling shares of the Fund and accordingly being able to receive 12b-1 fees.  Additionally, the Trustees considered that Hodges also uses First Dallas Securities to execute trades for the Fund from time to time.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Advisor
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue
Dallas, TX  75201
(888) 998-3993

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI  53202
(866) 811-0224

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Hodges Fund
Symbol – HDPMX
CUSIP – 742935109
Hodges Small Cap Fund
Symbol – HDPSX
CUSIP – 742935299

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)    /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date     December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
                                               Robert M. Slotky, President

Date     December 1, 2008

By (Signature and Title)     /s/Eric W. Falkeis
                                               Eric W. Falkeis, Treasurer

Date     November 25, 2008

* Print the name and title of each signing officer under his or her signature.